As filed with the Securities and Exchange Commission on May 10, 2000.
                                                       Registration No. 333-3074
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549

                                    FORM 8-K

                               FILED MAY 12, 2000

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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          Date of Report (Date of earliest event reported) May 5, 2000

                                 NEXLAND, INC.
             (Exact Name of registrant as specified in its charter)

Arizona                              333-3074                  65-0782410
(State of other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

                              1101 Brickell Avenue
                             Suite 702, North Tower
                              Miami, Florida 33131
                    (Address of principal executive offices)

                               Tel: (305) 358-7771
                        (Registrant's telephone number)

                            20801 Biscayne Boulevard
                             Aventura, Florida 33180
          (Former name or former address, if changed since last report)


Item 1.           Change in Control of Registrant.
                  Not applicable

Item 2.           Acquisition or Disposition of Assets.
                  Not applicable

Item 3.           Bankruptcy or Receivership.
                  Not applicable

Item 4.           Changes in Registrant's Certifying Accountant.
                   Williams & Webster, P.S. report on our financial statements has not contained an


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                  adverse opinion or disclaimer of opinion or was qualified or modified, as to uncertainty, audit, scope, or accounting principals. The decision to change accountants was not recommended or approved by any audit committee or similar committee of the Board of Directors or by the Board of Directors. During the two most recent fiscal years and during any subsequent interim period preceding the declination, there were no disagreements with Williams & Webster, P.S. on any manner of accounting principals or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Williams & Webster, P.S., would have caused it to make a reference to the subject matter of the disagreements in connection with its report. The reason for the declination is that our business and administration is located in Miami, Florida, as opposed to Spokane, Washington, and as such we engaged the accounting and consulting firm of BDO Seidman, LLP to serve as our independent accountants and prepare the audited statements for the upcoming fiscal year.

Item 5.           Other Events.
                  On April 25, 2000, Nexland, Inc., employed Enrique Dillon as Chief Executive Officer under a two year contract subject to renewal. Compensation includes a base salary of $150,000 per year subject to the company raising one million dollars n financing, and 1,170,000 shares of common stock. Mr. Dillon served as President and Chief Executive Officer of Dinexim Corp. from 1995 to 1998. From 1998 to April 2000, Enrique Dillon was engaged as the President of Big Blue, Inc., a consultant in the management and technology field for Latin America.

                  On May 1, 2000, Martin Dell'Oca was employed as the Chief Financial Officer of Nexland, Inc. under a two year contract subject to renewal. Compensation includes a base salary of $100,000 per year. Upon the company raising One million dollars in financing, the base salary increases to $120,000. In addition, Martin Dell'Oca receives 200,000 shares of Company common stock. From 1995 to May 1998, Mr. Dell'Oca was the Chief Financial Officer of Dinexim. In May 1998, Martin Dell'Oca assumed the position of Chief Financial Officer of CHS Dinexim after Dinexim was sold to CHS.

Item 6.           Resignation of Registrant's Director.
                  Not applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                  Employment Contract of Enrique Dillon
                  Employment Contract of Martin Dell'Oca


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                                   Signatures

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      NEXLAND, INC.

                                      By:  /s/ Martin Dell'Oca
                                           -------------------------------------
                                      Martin Dell' Oca, Chief Financial Officer

Dated:   May 12, 2000

         Nexland, Inc.
         1101 Brickell Avenue
         Suite 702, North Tower
         Miami, Florida 33131